LIST OF SUBSIDIARIES                                    EXHIBIT 21

Name	Country
Shire Albania Sh.p.k.	Albania
Baxalta Argentina S.A.U.	Argentina
Shire Human Genetic Therapies S.A.	Argentina
Baxalta Australia Pty. Ltd.	Australia
Farboud Pty Ltd	Australia
Fibrotech Therapeutics Pty Ltd	Australia
Shire Australia Pty Limited	Australia
Viropharma Pty Ltd	Australia
Baxalta Innovations GmbH	Austria
Baxter AG	Austria
Shire Austria GmbH	Austria
Shire Intellectual Property 2 SRL	Barbados
Shire Intellectual Property SRL	Barbados
Baxalta Belgium Manufacturing S.A.	Belgium
Baxalta Belgium SPRL	Belgium
Baxalta Services Europe SPRL	Belgium
Shire Belgium BVBA	Belgium
Shire Services BVBA	Belgium
Shire Holdings Limited	Bermuda
Viropharma Holdings Limited	Bermuda
Shire Farmacêutica Brasil Ltda	Brazil
Baxalta Bulgaria EOOD	Bulgaria
Shire Bulgaria EOOD	Bulgaria
Baxalta Canada Corporation	Canada
NPS Holdings Company	Canada
NPS Pharma Canada Inc.	Canada
Shire IP Services Corporation	Canada
Shire Pharma Canada ULC	Canada
Shire 2005 Investments Limited	Cayman Islands
Shire Finance Limited	Cayman Islands
Shire Chile SpA	Chile
Shire BioScience (Shanghai) Co. Ltd.	China
Shire Hong Kong Limited	China
Shire (Shanghai) Pharmaceuticals Consultancy Co., Ltd.	China
Baxalta Colombia S.A.S.	Colombia
Shire Biotech Costa Rica, S.R.L.	Costa Rica
Shire društvo s ogranièenom odgovornošæu za trgovinu i usluge	Croatia
SG Biotech Limited*****	Cyprus
Shire Czech s.r.o.	Czech Republic
Shire Denmark A/S	Denmark
Shire Biotech Denmark ApS	Denmark
Baxalta-Ecuador S.A.	Ecuador
Baxalta Estonia OU	Republic of Estonia
Shire Finland Oy	Finland
Shire Biotech Finland Oy	Finland
Shire France S.A.S	France
Baxalta Deutschland GmbH	Germany
Jerini Ophthalmic Holding GmbH	Germany

Shire Central & Eastern Europe GmbH	Germany
Shire Deutschland GmbH	Germany
Shire Deutschland Investments GmbH	Germany
Shire Orphan Therapies GmbH	Germany
SuppreMol GmbH	Germany
Baxalta BioScience Greece Single Member LLC	Greece
Shire Hellas Pharmaceuticals Import Export and Marketing S.A.	Greece
Shire Guatemala, Sociedad Anónima	Guatemala
Baxalta Hungary Limited Liability Company	Hungary
Shire Hungary Kft	Hungary
Baxalta BioScience India Private Limited	India
Shire Biotech India Private Limited	India
Baxalta Ireland Financing Limited	Ireland
Navillus Insurance Company Designated Activity Company	Ireland
NPS Pharma Holdings Limited	Ireland
NPS Pharma International Limited	Ireland
Pharma International Insurance Designated Activity Company	Ireland
Shire Acquisitions Investments Ireland Designated Activity Company	Ireland
Shire Biopharmaceuticals Ireland Limited	Ireland
Shire Holdings Ireland Unlimited Company	Ireland
Shire Holdings Ireland No.2 Limited	Ireland
Shire Holdings Ireland No.3 Limited	Ireland
Shire Intellectual Property Ireland Limited	Ireland
Shire Ireland Finance Limited	Ireland
Shire Ireland Finance Trading Limited	Ireland
Shire Ireland Investment Limited	Ireland
Shire Ireland Plasma Limited	Ireland
Shire Ireland Premacure Investment Unlimited Company	Ireland
Shire Pharmaceutical Holdings Ireland Limited*	Ireland
Shire Pharmaceutical Investment Trading Ireland Unlimited Company	Ireland
Shire Pharmaceutical Investments 2008 Unlimited Company	Ireland
Shire Pharmaceutical Services Ireland Limited	Ireland
Shire Pharmaceuticals Finance Ireland Unlimited Company	Ireland
Shire Pharmaceuticals International Unlimited Company	Ireland
Shire Pharmaceuticals Investments 2007 Unlimited Company	Ireland
Shire Pharmaceuticals Ireland Limited	Ireland
Shire Pharmaceutical Israel Ltd	Israel
Baxalta Italy Holding S.r.l.	Italy
Baxalta Italy S.r.l.	Italy
Baxter Manufacturing S.p.A.	Italy
Shire Italia S.p.A.	Italy
Baxalta Japan Limited	Japan
Shire Japan KK	Japan
Shire Biopharmaceuticals Holdings Ireland Limited	Jersey
Shire Jersey Limited	Jersey
Baxalta Kazakhstan LLP	Republic of Kazakhstan
Shire Pharma Korea Yuhan Hoesa	Republic of Korea
Baxalta Lithuania UAB	Lithuania
Shire Holdings Europe No.2 S.à r.l.	Luxembourg
Shire Holdings Luxembourg S.à r.l.	Luxembourg

Shire Luxembourg Finance S.à r.l.	Luxembourg
Shire Luxembourg Intellectual Property No.2 S.à r.l.	Luxembourg
Shire Luxembourg Intellectual Property S.à r.l.	Luxembourg
Shire Luxembourg S.à r.l.	Luxembourg
Shire Pharmaceuticals International Finance S.à r.l.	Luxembourg
Shire Sweden Holdings S.à r.l.	Luxembourg
Baxalta Malaysia SDN. BHD.	Malaysia
Shire Pharmaceuticals Mexico S.A. de C.V.	Mexico
Baxalta Holding B.V.	Netherlands
Baxalta Investments B.V.	Netherlands
Baxalta Netherlands B.V.	Netherlands
Baxalta Netherlands Holding B.V.	Netherlands
Baxalta Netherlands Investment B.V.	Netherlands
Shire Holdings Europe B.V.	Netherlands
Shire International Licensing BV	Netherlands
Shire Licensing V.O.F.	Netherlands
Tanaud International BV	Netherlands
Baxalta New Zealand Limited	New Zealand
Shire New Zealand Limited	New Zealand
Shire Norway AS	Norway
Shire Biotech Norway AS	Norway
Shire Panama, S.A.	Panama
Shire Peru S.A.C.	Peru
Shire Polska Sp. z o. o.	Poland
Shire Pharmaceuticals Portugal, Lda	Portugal
Baxalta S.R.L.	Romania
Shire Romania SRL	Romania
SG Biotech Joint Stock Company*******	Russian Federation
Shire Biotech Rus Limited Liability Company	Russian Federation
Shire Rus Limited Liability Company	Russian Federation
Shire doo Beograd	Serbia
Shire Singapore Pte. Ltd.	Singapore
Baxalta Slovakia s.r.o.	Slovak Republic
Shire Slovakia s.r.o.	Slovak Republic
Baxalta Biofarmacevtska druzba d.o.o	Slovenia
Shire Pharmaceuticals South Africa (Pty) Ltd	South Africa
Shire Pharmaceuticals Iberica S.L.U.	Spain
DuoCort Pharma AB	Sweden
Premacure AB	Sweden
Premacure Uppsala AB	Sweden
Shire Human Genetic Therapies AB	Sweden
Shire Sweden AB	Sweden
ViroPharma AB	Sweden
SG Biotech Sàrl***	Switzerland
Shire Export Services GmbH	Switzerland
Baxalta GmbH	Switzerland
Baxalta Manufacturing S.à r.l.	Switzerland
Baxalta Recombinant S.à r.l.	Switzerland
Baxalta Schweiz AG	Switzerland
Shire International Finance GmbH	Switzerland

Shire International GmbH	Switzerland
Shire Switzerland GmbH	Switzerland
Shire Biotech Taiwan Limited	Taiwan
Taiwan Shire Limited Company	Taiwan
Shire (Thailand) Limited	Thailand
Baxalta Tunisia SARL	Tunisia
Eczacýbaþý Shire Saðlýk Ürünleri Sanayi ve Ticaret A.Þ.****	Turkey
Shire Ilac Ticaret Limited Sirketi	Turkey
Baxalta Ukraine LLC	Ukraine
Shire Ukraine LLC	Ukraine
Auralis Limited	United Kingdom
Baxalta UK Holdco Limited	United Kingdom
Baxalta UK Investments Ltd.	United Kingdom
Baxalta UK Limited	United Kingdom
Dyax Limited	United Kingdom
Lumena Pharma UK Limited	United Kingdom
Monmouth Pharmaceuticals Limited	United Kingdom
NPS Pharma UK Limited	United Kingdom
Rybar Laboratories Limited	United Kingdom
Shire Biopharmaceuticals Holdings	United Kingdom
Shire Biotech UK Holdings Limited	United Kingdom
Shire Corporate Services Limited	United Kingdom
Shire Europe Finance	United Kingdom
Shire Europe Limited	United Kingdom
Shire Global Finance	United Kingdom
Shire Holdings Europe Limited	United Kingdom
Shire Holdings UK Canada Limited	United Kingdom
Shire Holdings UK Limited	United Kingdom
Shire Human Genetic Therapies Limited	United Kingdom
Shire Human Genetic Therapies UK Limited	United Kingdom
Shire Investments & Finance (U.K.) Company	United Kingdom
Shire Pharmaceutical Contracts Limited	United Kingdom
Shire Pharmaceutical Development Limited	United Kingdom
Shire Pharmaceuticals Group	United Kingdom
Shire Pharmaceuticals Limited	United Kingdom
Shire Pharmaceuticals Services Limited	United Kingdom
Shire UK Investments Limited	United Kingdom
Shire US Investments	United Kingdom
Sigma-Tau Pharma Limited	United Kingdom
Sparkleflame Limited	United Kingdom
The Endocrine Centre Limited	United Kingdom
Viropharma Limited	United Kingdom
AesRX, LLC	United States
Amsterdam Newco, Inc	United States
Armagen Technologies, Inc******	United States
Baxalta Export Corporation	United States
Baxalta Holdings LLC	United States
Baxalta Incorporated	United States
Baxalta Mexico Holding LLC	United States
Baxalta Singapore Holding LLC	United States

Baxalta US Inc.	United States
Baxalta World Trade LLC	United States
Baxalta Worldwide LLC	United States
BearTracks, Inc.	United States
Bikam Pharmaceuticals, Inc.	United States
BioLife Plasma LLC	United States
BioLife Plasma Services LP	United States
Cinacalcet Royalty Sub LLC	United States
Dyax Corp.	United States
FerroKin BioSciences, Inc.	United States
Foresight Biotherapeutics, Inc.	United States
Jerini Ophthalmic, Inc**	United States
JPT Peptide Technologies Inc	United States
Knight Newco 1, Inc.	United States
Laboratorios Baxalta S.A.	United States
Lotus Tissue Repair Inc	United States
Lumena Pharmaceuticals LLC	United States
Meritage Pharma, Inc.	United States
NPS Pharma Holdings U.S., Inc.	United States
NPS Services, L.C.	United States
Rare Disease Charitable Foundation	United States
SARcode Bioscience Inc.	United States
Shire Brandywine LLC	United States
Shire Development LLC	United States
Shire Executive Services LLC	United States
Shire Holdings US AG	United States
Shire Human Genetic Therapies Securities Corporation	United States
Shire Human Genetic Therapies, Inc.	United States
Shire Incorporated	United States
Shire Invicta US Inc	United States
Shire LLC	United States
Shire North American Group Inc.	United States
Shire Orphan Therapies LLC	United States
Shire Pharmaceutical Development Inc	United States
Shire Pharmaceuticals LLC	United States
Shire Properties US	United States
Shire Regenerative Medicine LLC*	United States
Shire Regulatory Inc	United States
Shire Supplies U.S. LLC	United States
Shire US Holdings LLC	United States
Shire US Inc	United States
Shire US Investment Inc	United States
Shire US Manufacturing Inc	United States
Shire ViroPharma Incorporated	United States
Shire-NPS Pharmaceuticals, Inc.	United States
VCO Incorporated	United States
Viropharma Biologics Inc	United States
Viropharma Holdings LLC	United States
VPDE Incorporated	United States
VPINT Incorporated	United States

Shire Pharmaceuticals Investments (British Virgin Islands) Limited	British Virgin Islands

With the exception of those entities indicated, all subsidiary undertakings of Shire plc are 100% indirectly beneficially owned.
All subsidiary undertakings are consolidated in the consolidated financial statements of Shire plc.

*these entities are 100% directly beneficially owned
**this entity is 96% indirectly beneficially owned
***this entity is 51% indirectly beneficially owned
****this entity is 50.00% indirectly beneficially owned
*****this entity is 26.01% indirectly beneficially owned
******this entity is 22.13% indirectly beneficially owned
*******this entity is 13.26% indirectly beneficially owned